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As filed with the Securities and Exchange Commission on November 16, 2010

Registration No. 333-165920

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 7
TO
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Aeroflex Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	3674 (Primary Standard Industrial Classification Code Number)	01-0899019 (I.R.S. Employer Identification No.)

35 South Service Road
P.O. Box 6022
Plainview, NY 11803
(516) 694-6700
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Leonard Borow
Chief Executive Officer and President
Aeroflex Holding Corp.
35 South Service Road
P.O. Box 6022
Plainview, NY 11803
(516) 694-6700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Michael R. Littenberg, Esq. Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 (212) 756-2000 Fax: (212) 593-5955	Jocelyn M. Arel, Esq. Christopher J. Austin, Esq. William J. Schnoor, Esq. Goodwin Procter LLP Exchange Place Boston, MA 02109 (617) 570-1000 Fax: (617) 523-1231

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effectiveness of this Registration Statement.

           If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

           If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

           If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

           If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

           Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer", "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

           The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

          This Amendment No. 7 to the Registration Statement on Form S-1 of Aeroflex Holding Corp. is being filed solely for the purpose of filing Exhibit 5.1 thereto. Otherwise, no changes have been made to Part I or Part II of the Registration Statement.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.    Other Expenses of Issuance and Distribution.

          The following table shows the costs and expenses, other than underwriting discounts and commissions, payable in connection with the sale and distribution of the securities being registered. Except as otherwise noted, we will pay all of these amounts. All amounts except the SEC registration fee and the FINRA fee are estimated. The missing amounts will be filed by amendment.

SEC Registration Fee	$35,650
New York Stock Exchange Listing Fee	250,000
FINRA Fee	50,500
Accounting Fees and Expenses	550,000
Legal Fees and Expenses	2,200,000
Printing Fees and Expenses	600,000
Blue Sky Fees and Expenses	10,000
Miscellaneous	2,803,850

Total	$6,500,000

Item 14.    Indemnification of Directors and Officers.

          Section 102(b)(7) of the Delaware General Corporation Law, or DGCL, enables a Delaware corporation to provide in its certificate of incorporation for the elimination or limitation of the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit a director's liability for any breach of the director's duty of loyalty to the corporation or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for unlawful payment of dividends or unlawful stock purchase or redemption, or for any transaction from which the director derives an improper personal benefit.

          Section 145 of the DGCL authorizes a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. In addition, the DGCL does not permit indemnification in any threatened, pending or completed action or suit by or in the right of the corporation in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses, which such court shall deem proper. To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by such person. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

          These provisions will not limit the liability of directors or officers under the federal securities laws of the United States.

          Our Amended and Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

          We have entered into an indemnification agreement with each of our directors which requires us, among other things, to indemnify them against certain liabilities which may arise by reason of his status or service as a director (other than liabilities arising from willful misconduct of a culpable nature). We also intend to maintain director and officer liability insurance, if available on reasonable terms.

Item 15.    Recent Sales of Unregistered Securities.

          During the three years preceding the filing of this registration statement, the Registrant has not sold its securities without registration under the Securities Act of 1933, as amended, except as described below:

          In July 2007, we issued 1 share of our common stock to VGG Holding LLC for an aggregate purchase price of $0.01. The share was issued in reliance on Section 4(2) of the Securities Act as the sale of the security did not involve a public offering. Appropriate legends were affixed to the share certificate issued in such transaction.

Item 16.    Exhibits and Consolidated Financial Statement Schedules.

  (a)
  Exhibits

Exhibit No.		Exhibit Description
1.1	**††	Form of Underwriting Agreement among Aeroflex Holding Corp. and the Underwriters.
2.1
Agreement and Plan of Merger, dated as of May 25, 2007, among Aeroflex Incorporated, Aeroflex Holding Corp. and AX Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Aeroflex Incorporated's Current Report on Form 8-K filed May 29, 2007).
3.1	***†††	Form of Amended and Restated Certificate of Incorporation of Aeroflex Holding Corp.
3.2	***†††	Form of Amended and Restated Bylaws of Aeroflex Holding Corp.
4.1
Indenture, dated as of August 7, 2008, by and among Aeroflex Incorporated, the Guarantor Subsidiaries and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to Aeroflex Incorporated's Registration Statement on Form S-4).
4.2		Form of 11.75% Senior Notes due February 15, 2015 (included in Exhibit 4.1).
4.3		Form of Regulation S Temporary Global 11.75% Senior Notes due February 15, 2015 (included in Exhibit 4.1).
4.4
Exchange and Registration Rights Agreement, dated August 7, 2008, by and among Aeroflex Incorporated, the Guarantor Subsidiaries and Goldman, Sachs & Co. (incorporated by reference to Exhibit 4.4 to Aeroflex Incorporated's Registration Statement on Form S-4).
4.5		Form of Notation of Guarantee (included in Exhibit 4.1).

Exhibit No.		Exhibit Description
4.6	†	Registration Rights Agreement, dated as of August 15, 2007, by and among Aeroflex Holding Corp., VGG Holding LLC and the other parties thereto.
4.7	**††	Specimen of Common Stock certificate.
5.1	*	Opinion of Schulte Roth & Zabel LLP.
10.1
Executive Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., dated November 9, 2005 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Current Report on Form 8-K filed on November 15, 2005).
10.2
Employment Agreement between Aeroflex Incorporated and Charles Badlato, dated November 6, 2003 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Quarterly Report on Form 10-Q for the quarter ended December 31, 2003).
10.3
Employment Agreement between Aeroflex Incorporated and Carl Caruso, dated November 6, 2003 (incorporated by reference to Exhibit 10.2 to Aeroflex Incorporated's Quarterly Report on Form 10-Q for the quarter ended December 31, 2003).
10.4
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and Carl Caruso, dated March 11, 2005 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Current Report on Form 8-K filed March 11, 2005).
10.5
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., effective November 21, 2006 (incorporated by reference to Exhibit 10.4 to Aeroflex Incorporated's Current Report on Form 8-K filed November 22, 2006).
10.6
Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., effective December 1, 2006 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Current Report on Form 8-K filed February 2, 2007).
10.7
Stock Purchase Agreement, dated as of April 2007, among Aeroflex Incorporated, Micro-Metrics, Inc. and the stockholders set forth therein (incorporated by reference to Exhibit 10.14 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.8		Employment Agreement between Aeroflex Incorporated and Leonard Borow, dated August 15, 2007 (incorporated by reference to Exhibit 10.15 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.9		Employment Agreement between Aeroflex Incorporated and John E. Buyko, dated August 15, 2007 (incorporated by reference to Exhibit 10.16 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.10
Credit and Guaranty Agreement, dated as of August 15, 2007, among Aeroflex Incorporated (as successor to AX Acquisition Corp.), Aeroflex Holding Corp., the Guarantor Subsidiaries, the lenders party thereto and Goldman Sachs Credit Partners L.P. (incorporated by reference to Exhibit 10.17 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.11
Pledge and Security Agreement, dated as of August 15, 2007, by the grantors party thereto in favor of Goldman Sachs Credit Partners L.P., as collateral agent (incorporated by reference to Exhibit 10.18 to Aeroflex Incorporated's Registration Statement on Form S-4).

Exhibit No.		Exhibit Description
10.12		Senior Subordinated Unsecured Credit and Guaranty Agreement, dated as of September 21, 2007, among Aeroflex Incorporated, certain subsidiaries of Aeroflex Incorporated, the lenders party thereto and Goldman Sachs Credit Partners L.P. (incorporated by reference to Exhibit 10.21 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.13
Series A-1 Preferred Stock Purchase Agreement, dated October 1, 2007, by and between Test Evolution Corporation, Lev Alperovich, and Aeroflex Incorporated (incorporated by reference to Exhibit 10.22 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.14
Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and Carl Caruso, effective December 17, 2007 (incorporated by reference to Exhibit 10.23 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.15
Stock Purchase Agreement, dated as of May 15, 2008, between Aeroflex Incorporated and STAR Dynamics Holdings, LLC and TAZ Ventures, LLC (incorporated by reference to Exhibit 10.24 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.16
Share Purchase Agreement, dated as of June 30, 2008, between Aeroflex Incorporated and the Sellers named therein regarding the shares in Gaisler Research AB (incorporated by reference to Exhibit 10.25 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.17
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and Charles Badlato, effective July 31, 2008 (incorporated by reference to Exhibit 10.26 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.18
Amendment No. 3 to Employment Agreement between Aeroflex Incorporated and Carl Caruso, effective December 24, 2008 (incorporated by reference to Exhibit 10.27 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.19
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and Leonard Borow, effective December 31, 2008 (incorporated by reference to Exhibit 10.28 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.20
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and John Buyko, effective December 31, 2008 (incorporated by reference to Exhibit 10.29 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.21
Amendment No. 3 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., effective December 31, 2008 (incorporated by reference to Exhibit 10.30 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.22
Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and Charles Badlato, effective December 31, 2008 (incorporated by reference to Exhibit 10.31 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.23
Amendment No. 4 to Employment Agreement between Aeroflex Incorporated and Carl Caruso, effective December 31, 2008 (incorporated by reference to Exhibit 10.32 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.24
Amendment No. 4 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., effective September 17, 2009 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Current Report on Form 8-K filed September 21, 2009).
10.25	***†††	Form of Indemnification Agreement.

Exhibit No.		Exhibit Description
10.26	**††	Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.27	**††	Amendment No. 1, dated September 13, 2007, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.28	**††	Amendment No. 2, dated September 21, 2007, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.29	**††	Amendment No. 3, dated October 26, 2007, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.30	**††	Amendment No. 4, dated November 30, 2007, to Amended and Restated LLC Operating Agreement of VGG Holding LLC.
10.31	**††	Amendment No. 5, dated March 4, 2009, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.32	**††	Amendment No. 6, dated September 17, 2009, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.33	***†††	Form of Amendment No. 7 to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.34	***†††	Form of Amendment No. 5 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr.
10.35	***†††	Form of Amendment No. 3 to Employment Agreement between Aeroflex Incorporated and Charles Badlato.
10.36	***†††	Form of Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and Leonard Borow.
10.37	***†††	Form of Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and John Buyko.
10.38	***†††	Form of Amendment No. 5 to Employment Agreement between Aeroflex Incorporated and Carl Caruso.
10.39	***†††	Form of Termination Agreement by and among VGG Holding LLC, Aeroflex Holding Corp., Aeroflex Incorporated, Veritas Capital Fund Management, L.L.C., GGC Administration, LLC and Goldman, Sachs & Co.
10.40	***†††	Dealer Managers Agreement, dated as of November 5, 2010, by and among Aeroflex Incorporated, Goldman, Sachs & Co. and Credit Suisse (USA) LLC.
10.41	***†††	Form of Director Designation Agreement between Aeroflex Holding and VGG Holding LLC.
10.42	***†††
First Amendment to Credit and Guaranty Agreement, dated as of November 4, 2010, by and among Aeroflex Incorporated, Aeroflex Holding Corp., Goldman Sachs Credit Partners L.P., and the guarantors listed on the signature papers thereto.
10.43	***†††
First Amendment to Senior Subordinated Unsecured Credit and Guaranty Agreement, dated as of November 4, 2010, by and among Aeroflex Incorporated, certain Subsidiaries of Aeroflex Incorporated, and each of the lenders party thereto.
21	†††	Subsidiaries of Aeroflex Holding Corp.
23.1	*	Consent of Schulte Roth & Zabel LLP (included in Exhibit 5.1).
23.2	***†††	Consent of KPMG LLP.

Exhibit No.		Exhibit Description
24.1		Powers of Attorney (included on signature pages of initial filing).
99.1	††	Consent of Director Nominee—Charles S. Ream.
99.2	††	Consent of Director Nominee—Mark H. Ronald.
99.3	††	Consent of Director Nominee—General Peter J. Schoomaker.
99.4	††	Consent of Director Nominee—Richard N. Nottenburg.
99.5	††	Consent of Director Nominee—John Buyko.

*	Filed herewith
†	Previously filed as an exhibit to Amendment No. 2 to the Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with the SEC on June 10, 2010.
††	Previously filed as an exhibit to Amendment No. 3 to Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with SEC on July 9, 2010.
†††	Previously filed as an exhibit to Amendment No. 4 to the Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with the SEC on September 8, 2010.
**††	Previously filed as an exhibit to Amendment No. 5 to the Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with the SEC on November 5, 2010.
***†††	Previously filed as an exhibit to Amendment No. 6 to the Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with the SEC on November 10, 2010.
  (b)
  Consolidated Financial Statement Schedules

   Schedule II—Valuation and Qualifying Accounts is included with the Consolidated Financial Statements at page F-89.

Item 17.    Undertakings.

          (a)     The undersigned Registrant hereby undertakes that:

            (1)     For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

            (2)     For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (b)     The undersigned Registrant hereby undertakes to provide to the underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 7 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plainview, State of New York, on November 16, 2010.

AEROFLEX HOLDING CORP.
By:	/s/ LEONARD BOROW
Name:	Leonard Borow
Title:	President and Chief Executive Officer (Principal Executive Officer)
By:	/s/ JOHN ADAMOVICH, JR.
Name:	John Adamovich, Jr.
Title:	Senior Vice President, Chief Financial Officer and Secretary (Principal Financial Officer)
By:	/s/ CHARLES BADLATO
Name:	Charles Badlato
Title:	Vice President—Treasurer and Assistant Secretary (Principal Accounting Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 7 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
/s/ LEONARD BOROW		Director, President and Chief Executive Officer	November 16, 2010
Leonard Borow
* Robert B. McKeon		Chairman of the Board	November 16, 2010
* Hugh D. Evans		Director	November 16, 2010
* Ramzi M. Musallam		Director	November 16, 2010
* Prescott H. Ashe		Director	November 16, 2010
* Joe Benavides		Director	November 16, 2010
* Bradley J. Gross		Director	November 16, 2010
* John D. Knoll		Director	November 16, 2010
*By:	/s/ JOHN ADAMOVICH, JR. John Adamovich, Jr. Attorney-in-fact		November 16, 2010

Exhibit No.		Exhibit Description
1.1	**††	Form of Underwriting Agreement among Aeroflex Holding Corp. and the Underwriters.
2.1
Agreement and Plan of Merger, dated as of May 25, 2007, among Aeroflex Incorporated, Aeroflex Holding Corp. and AX Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Aeroflex Incorporated's Current Report on Form 8-K filed May 29, 2007).
3.1	***†††	Form of Amended and Restated Certificate of Incorporation of Aeroflex Holding Corp.
3.2	***†††	Form of Amended and Restated Bylaws of Aeroflex Holding Corp.
4.1
Indenture, dated as of August 7, 2008, by and among Aeroflex Incorporated, the Guarantor Subsidiaries and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to Aeroflex Incorporated's Registration Statement on Form S-4).
4.2		Form of 11.75% Senior Notes due February 15, 2015 (included in Exhibit 4.1).
4.3		Form of Regulation S Temporary Global 11.75% Senior Notes due February 15, 2015 (included in Exhibit 4.1).
4.4
Exchange and Registration Rights Agreement, dated August 7, 2008, by and among Aeroflex Incorporated, the Guarantor Subsidiaries and Goldman, Sachs & Co. (incorporated by reference to Exhibit 4.4 to Aeroflex Incorporated's Registration Statement on Form S-4).
4.5		Form of Notation of Guarantee (included in Exhibit 4.1).
4.6	†	Registration Rights Agreement, dated as of August 15, 2007, by and among Aeroflex Holding Corp., VGG Holding LLC and the other parties thereto.
4.7	**††	Specimen of Common Stock certificate.
5.1	*	Opinion of Schulte Roth & Zabel LLP.
10.1
Executive Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., dated November 9, 2005 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Current Report on Form 8-K filed on November 15, 2005).
10.2
Employment Agreement between Aeroflex Incorporated and Charles Badlato, dated November 6, 2003 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Quarterly Report on Form 10-Q for the quarter ended December 31, 2003).
10.3
Employment Agreement between Aeroflex Incorporated and Carl Caruso, dated November 6, 2003 (incorporated by reference to Exhibit 10.2 to Aeroflex Incorporated's Quarterly Report on Form 10-Q for the quarter ended December 31, 2003).
10.4
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and Carl Caruso, dated March 11, 2005 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Current Report on Form 8-K filed March 11, 2005).
10.5
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., effective November 21, 2006 (incorporated by reference to Exhibit 10.4 to Aeroflex Incorporated's Current Report on Form 8-K filed November 22, 2006).

Exhibit No.	Exhibit Description
10.6	Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., effective December 1, 2006 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Current Report on Form 8-K filed February 2, 2007).
10.7
Stock Purchase Agreement, dated as of April 2007, among Aeroflex Incorporated, Micro-Metrics, Inc. and the stockholders set forth therein (incorporated by reference to Exhibit 10.14 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.8	Employment Agreement between Aeroflex Incorporated and Leonard Borow, dated August 15, 2007 (incorporated by reference to Exhibit 10.15 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.9	Employment Agreement between Aeroflex Incorporated and John E. Buyko, dated August 15, 2007 (incorporated by reference to Exhibit 10.16 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.10
Credit and Guaranty Agreement, dated as of August 15, 2007, among Aeroflex Incorporated (as successor to AX Acquisition Corp.), Aeroflex Holding Corp., the Guarantor Subsidiaries, the lenders party thereto and Goldman Sachs Credit Partners L.P. (incorporated by reference to Exhibit 10.17 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.11
Pledge and Security Agreement, dated as of August 15, 2007, by the grantors party thereto in favor of Goldman Sachs Credit Partners L.P., as collateral agent (incorporated by reference to Exhibit 10.18 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.12
Senior Subordinated Unsecured Credit and Guaranty Agreement, dated as of September 21, 2007, among Aeroflex Incorporated, certain subsidiaries of Aeroflex Incorporated, the lenders party thereto and Goldman Sachs Credit Partners L.P. (incorporated by reference to Exhibit 10.21 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.13
Series A-1 Preferred Stock Purchase Agreement, dated October 1, 2007, by and between Test Evolution Corporation, Lev Alperovich, and Aeroflex Incorporated (incorporated by reference to Exhibit 10.22 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.14
Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and Carl Caruso, effective December 17, 2007 (incorporated by reference to Exhibit 10.23 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.15
Stock Purchase Agreement, dated as of May 15, 2008, between Aeroflex Incorporated and STAR Dynamics Holdings, LLC and TAZ Ventures, LLC (incorporated by reference to Exhibit 10.24 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.16
Share Purchase Agreement, dated as of June 30, 2008, between Aeroflex Incorporated and the Sellers named therein regarding the shares in Gaisler Research AB (incorporated by reference to Exhibit 10.25 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.17
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and Charles Badlato, effective July 31, 2008 (incorporated by reference to Exhibit 10.26 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.18
Amendment No.3 to Employment Agreement between Aeroflex Incorporated and Carl Caruso, effective December 24, 2008 (incorporated by reference to Exhibit 10.27 to Aeroflex Incorporated's Registration Statement on Form S-4).

Exhibit No.		Exhibit Description
10.19		Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and Leonard Borow, effective December 31, 2008 (incorporated by reference to Exhibit 10.28 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.20
Amendment No. 1 to Employment Agreement between Aeroflex Incorporated and John Buyko, effective December 31, 2008 (incorporated by reference to Exhibit 10.29 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.21
Amendment No. 3 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., effective December 31, 2008 (incorporated by reference to Exhibit 10.30 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.22
Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and Charles Badlato, effective December 31, 2008 (incorporated by reference to Exhibit 10.31 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.23
Amendment No. 4 to Employment Agreement between Aeroflex Incorporated and Carl Caruso, effective December 31, 2008 (incorporated by reference to Exhibit 10.32 to Aeroflex Incorporated's Registration Statement on Form S-4).
10.24
Amendment No. 4 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr., effective September 17, 2009 (incorporated by reference to Exhibit 10.1 to Aeroflex Incorporated's Current Report on Form 8-K filed September 21, 2009).
10.25	***†††	Form of Indemnification Agreement.
10.26	**††	Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.27	**††	Amendment No. 1, dated September 13, 2007, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.28	**††	Amendment No. 2, dated September 21, 2007, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.29	**††	Amendment No. 3, dated October 26, 2007, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.30	**††	Amendment No. 4, dated November 30, 2007, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.31	**††	Amendment No. 5, dated March 4, 2009, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.32	**††	Amendment No. 6, dated September 17, 2009, to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.33	***†††	Form of Amendment No. 7 to Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC.
10.34	***†††	Form of Amendment No. 5 to Employment Agreement between Aeroflex Incorporated and John Adamovich, Jr.
10.35	***†††	Form of Amendment No. 3 to Employment Agreement between Aeroflex Incorporated and Charles Badlato.
10.36	***†††	Form of Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and Leonard Borow.
10.37	***†††	Form of Amendment No. 2 to Employment Agreement between Aeroflex Incorporated and John Buyko.

Exhibit No.		Exhibit Description
10.38	***†††	Form of Amendment No. 5 to Employment Agreement between Aeroflex Incorporated and Carl Caruso.
10.39	***†††	Form of Termination Agreement by and among VGG Holding LLC, Aeroflex Holding Corp., Aeroflex Incorporated, Veritas Capital Fund Management, L.L.C., GGC Administration, LLC and Goldman, Sachs & Co.
10.40	***†††	Dealer Managers Agreement, dated as of November 5, 2010, by and among Aeroflex Incorporated, Goldman, Sachs & Co. and Credit Suisse (USA) LLC.
10.41	***†††	Form of Director Designation Agreement between Aeroflex Holding and VGG Holding LLC.
10.42	***†††
First Amendment to Credit and Guaranty Agreement, dated as of November 4, 2010, by and among Aeroflex Incorporated, Aeroflex Holding Corp., Goldman Sachs Credit Partners L.P., and the guarantors listed on the signature papers thereto.
10.43	***†††
First Amendment to Senior Subordinated Unsecured Credit and Guaranty Agreement, dated as of November 4, 2010, by and among Aeroflex Incorporated, certain Subsidiaries of Aeroflex Incorporated, and each of the lenders party thereto.
21	†††	Subsidiaries of Aeroflex Holding Corp.
23.1	*	Consent of Schulte Roth & Zabel LLP (included in Exhibit 5.1).
23.2	***†††	Consent of KPMG LLP.
24.1		Powers of Attorney (included on signature pages of initial filing).
99.1	††	Consent of Director Nominee—Charles S. Ream.
99.2	††	Consent of Director Nominee—Mark H. Ronald.
99.3	††	Consent of Director Nominee—General Peter Schoomaker.
99.4	††	Consent of Director Nominee—Richard N. Nottenburg.
99.5	††	Consent of Director Nominee—John Buyko.

*	Filed herewith
†	Previously filed as an exhibit to Amendment No. 2 to the Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with the SEC on June 10, 2010.
††	Previously filed as an exhibit to Amendment No. 3 to Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with SEC on July 9, 2010.
†††	Previously filed as an exhibit to Amendment No. 4 to the Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with the SEC on September 8, 2010.
**††	Previously filed as an exhibit to Amendment No. 5 to the Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with the SEC on November 5, 2010.
***†††	Previously filed as an exhibit to Amendment No. 6 to the Aeroflex Holding Corp. Form S-1 (Reg. No. 333-165920) filed with the SEC on November 10, 2010.

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 13. Other Expenses of Issuance and Distribution.
  Item 14. Indemnification of Directors and Officers.
  Item 15. Recent Sales of Unregistered Securities.
  Item 16. Exhibits and Consolidated Financial Statement Schedules.
  Item 17. Undertakings.